UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-711-4272

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders of CBRE Clarion Global Real Estate Income Fund (the “Trust”) is attached herewith.

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Year Ended December 31, 2016

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year plus, if so desired by the Board, all or a portion of the capital gains and returns of capital from portfolio companies received by the Trust during the year.

In furtherance of its policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. In an effort to maintain the Trust’s monthly distribution at a stable level, the Board recognizes that a portion of the Trust’s distributions may be characterized as a return of capital, particularly in periods when the Trust incurs losses on its portfolio securities. Under such circumstances, the Board will not necessarily reduce the Trust’s distribution, but will closely monitor its sustainability, recognizing that losses may be reversed and that, in subsequent periods, gains on portfolio securities may give rise to the need for a supplemental distribution, which the Trust seeks to minimize. In considering sustainability, the Board may consider realized gains that have been offset, for the purposes of calculating taxable income, by capital loss carryforwards. Thus, the level of the Trust’s distributions will be independent of its performance for a particular period, but the Trust expects its distributions to correlate to its performance over time. In particular, the Trust expects that its distribution rate in relation to its net asset value (“NAV”) will correlate to its total return on NAV over time. The Trust’s total return on NAV is presented in the financial highlights table.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the policy without prior notice to shareholders. Shareholders should note that the managed distribution policy is subject to change or termination for a variety of reasons. Through its ownership of portfolio securities, the Trust is subject to risks including, but not limited to, declines in the value of real estate held by portfolio companies, risks related to general and local economic conditions, and portfolio company losses. An economic downturn might have a material adverse effect on the real estate markets and the real estate companies in which the Trust invests, which could result in the Trust failing to achieve its investment objectives and jeopardizing the continuance of the managed distribution policy. Please refer to the Trust’s Prospectus for a fuller description of the risks associated with investing in the Trust.

Table of Contents

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2016

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Notes to Financial Statements	14

Supplemental Information (unaudited)	22

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

ANNUAL REPORT 2016	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2016 Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&P DPI)(1), outperformed bonds but under-performed broad equities in 2016(2), with total return of 5.4%, as positive results in both the Americas and Asia-Pacific regions were moderated by negative performance in Europe. Following a strong first half of the year, real estate stock prices met increased headwinds during the second half from geopolitical concerns, rising interest rates and uncertainty surrounding the economic outlook including the prospect of higher inflation looking forward.

Major changes in economic outlook, evidenced by wide swings in interest rates, created a challenging market environment. A “growth scare” early in the year put into motion an intense search for dividend yield. An economic “growth scare” early in the year due to soft energy markets and weak data out of China reminded investors of the tenuous nature of this economic expansion. Interest rates reversed the rising trend of late 2015 as investors embraced a “lower for longer” mentality for economic growth and interest rates. This catalyzed an intense demand for dividend yield which persisted well into the second half of the year. As a result, dividend yield was a primary driver of performance for much of the year until the fourth quarter, when interest rates spiked on rekindled optimism for future economic growth and higher inflation expectations following the U.S. elections. Separately, European stocks were sharp underperformers due to Brexit – the surprise referendum decision by U.K. voters in late June to exit the European Union, which also caused weakness in sterling given political and economic uncertainty. Real estate stocks ended the year in a “reflation” scenario which caused an associated sell-off in property companies as interest rates moved higher and investors shifted their emphasis to valuing growth over income.

Global Real Estate Market Performance

Performance as of December 31, 2016

Region	1H2016	2H2016	2016
North America	13.5%	-4.2%	8.8%
Europe	-2.6%	-4.2%	-6.7%
Asia- Pacific	9.1%	-3.0%	5.9%
Global Real Estate Common Stocks	9.5%	-3.8%	5.4%
U.S. Preferred Stocks	5.9%	-3.3%	2.4%

Source: Common stocks are represented by S&P Developed Property Index. Preferred stocks by the MSCI REIT Preferred Index as of 12/31/2016. Past performance is no guarantee of future results.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.
(2)	Measured, respectively by the Barclays Global Aggregate Index, which was up 2.1%, and the MSCI World Index, which was up 8.2%.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust’s net asset value (NAV) return was 2.2% during 2016. Total return was generated by the Trust’s common stock portfolio which returned 3.9%, as well as preferred stocks which were steady performers in 2016 despite a sharp increase in U.S. interest rates late in the year. The Trust’s preferred stock portfolio returned 5.4% for the year, out-performing the MSCI REIT Preferred Index (MSCI RPI)(3) which was 2.4%. Positive total return among common stock positions was generated by holdings in the Americas and Asia-Pacific regions, offset by negative performance in Europe. Positions in the U.K. suffered from the negative impact of Brexit, particularly those with exposure to the London office market, as investors extrapolated the potential negative impact on economic growth to the real estate sector including demand for office space in this financial center. The British pound weakened by over 16% versus the U.S. dollar, exacerbating this impact. Positions in high quality Continental European retail companies also hindered performance later in the year, partly on negative sentiment surrounding political uncertainty on the future of the European Union. In the U.S., positions in coastal apartment companies were challenged in the face of robust but decelerating operating trends.

The Trust’s monthly distributions are set by its Board of Trustees. The Board reviews the Trust’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income. The Trust made total distributions of $0.60 per share in 2016, a level monthly distribution of $0.05 per share. The current annualized distribution of $0.60 per share represents an 8.2% distribution rate on the $7.30 share price and a 6.9% distribution rate on the $8.65 NAV as of December 31.(4) The Trust strives to establish a level monthly distribution, that over the course of the year, will serve an amount closely approximating the Trust’s net investment income and net realized capital gains during the year. The Board will continue to review the level and sustainability of the Trust’s distribution in light of market conditions.

The Trust continues to maintain a flexible and relatively low level of portfolio leverage with the goal of providing the potential for higher income while mitigating the volatility of returns. The Trust ended the year with portfolio leverage of 8% which was consistent with the average leverage of 7% for the year.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the charts below. At December 31st, the Trust’s portfolio was approximately 52% invested in common stock within the Americas region, 17% in Asia-Pacific, 13% in Europe, with 18% invested in preferred stock of U.S. real estate companies. During the year, capital was rotated primarily from Europe to the U.S., where growth prospects are more visible and improving. Investments in preferred stocks were materially increased during the year, as they provide stable, well-covered dividend income. By property type, we favor properties in the U.S. that will benefit from improved economic growth, including office REITs in financial centers, industrial properties which continue to see robust demand, top-quality malls where we find valuations to be attractive, and grocery-anchored shopping centers, which we find to be a reliable and stable generator of attractively valued cash flow. We remain cautious on Europe while acknowledging that valuations have become more attractive given recent market weakness. A number of the Trust’s investments in the Asia-Pacific region are categorized as “diversified,” since companies in this region and tend to own a mix of office, retail and residential properties. We favor Australian REITs for their attractive combination of yield and growth, as well as companies owning Tokyo office properties, which stand to benefit from low vacancy rates and improving economic conditions.

Geographic Diversification	Sector Diversification

Source CBRE Clarion Securities as of 12/31/2016. Geographic and sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

(3)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.
(4)	The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

ANNUAL REPORT 2016	3

Market Outlook

Improving economic growth and modestly increasing inflation will benefit real estate stocks. The election results are a potential game-changer in a global economic framework which had been mired in a “lower for longer,” slow growth context. An aggressive mix of tax cuts and fiscal stimulus in the U.S. may improve the prospects for economic growth, which in turn could increase tenant demand for commercial property and ultimately improve earnings growth of property companies.

We believe that real GDP growth in the U.S. will improve to the 2.5-3.0% range in 2017, and that the yield on the U.S. 10-year Treasury may reach the 3.0% range, up from 2.44% at year end. Monetary policy will tighten in the U.S., but remain more accommodative elsewhere. The U.S. will likely raise the Fed Funds rate two or three additional times (25 basis points each, or 0.25%) during 2017, and the U.S. dollar will strengthen versus other major currencies. We think that central banks elsewhere, including the European Central Bank and Bank of Japan, will remain “on hold,” however, given sluggish economic conditions in these geographies. While the “reflation trade” is a global phenomenon at present, we expect over time increased divergence between the economic prospects in the U.S. and elsewhere, particularly the important geographies of the Euro zone and Japan, which will remain challenged to reach stated inflation targets of 2%.

Earnings growth will remain steady in the 5-6% range in 2017. Listed property company earnings should generally be solid, with a continuation of trends seen over the past several years, including improving occupancies, higher trending rents and an active transaction market. Low levels of new construction globally suggest that owners of existing properties should continue to enjoy improved pricing power, as incremental demand for space exceeds incremental new supply. Earnings growth will be generated by a combination of “internal” growth – which is the organic growth derived from improving operating trends, such as higher occupancies, rising rental rates for newly signed leases, and smaller concessions packages for new tenants – as well as “external” growth, which includes value-adding acquisitions, development and re-development activities. Companies with management teams which actively and intelligently deploy capital so that it is value-added to shareholders will be rewarded disproportionately.

Regional Earnings Growth Forecast

Source:    CBRE Clarion as of 12/31/2016.

Information is the opinion of CBRE Clarion, which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. “f” refers to “forecasts”. Forecasts and the factors noted are not indicative of future investment performance.

Dividend growth will be strong again. Current income generated by listed property companies remains a defining investment characteristic of the sector. Listed property companies’ dividend yield currently averages nearly 4% globally and is growing at a very healthy clip. We project average dividend growth to exceed earnings growth in 2017, driven by a combination of improving company cash flows as well as an expansion of dividend payout policies, which remain conservative. Increasing dividends are emblematic of healthy companies in improving markets. We expect dividends globally to increase by approximately 8% in 2017.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Current Dividend Yield

Source:    CBRE Clarion as of 12/31/2016. Not all countries included.

Dividend yields fluctuate and are not necessarily indicative of present or future investment performance.

Information is subject to change and should not be construed as investment advice. Past performance is no guarantee of future results.

Listed real estate values are attractively valued versus the private markets. At the end of 2016, listed property companies globally were trading at an 8% discount to our estimate of the private market value of the real estate they own. With the fourth quarter weakness in property company stocks, we estimate the listed market has “priced in” a further increase in capitalization rates, despite fairly sticky capitalization rates in the private market, suggesting a disparity in valuation. Real estate is “on sale” in the listed markets with implied global capitalization rates of nearly 6%. We believe that the “core” sectors in the U.S. – office, malls, shopping centers, industrial and office – are particularly cheap given the estimated average 8% discount to NAV.

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 12/31/2016, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

Real estate companies can perform well in the face of rising interest rates. While a short-term increase in interest rates may typically cause short-term dislocation among yield-sensitive asset classes, including the listed property sector, history suggests that property company shares ultimately benefit from the underlying forces that cause rates to move higher, namely positive economic growth. When examined more closely globally, evidence is such that property shares generally perform well in a capital markets environment with higher bond yields. The following chart shows the 12-month performance in U.S. property shares during periods in which the U.S. Federal Funds policy rate rose materially.

ANNUAL REPORT 2016	5

REIT Performance in a Rising Interest Rate Environment

Source:    CBRE Clarion as of December 2016. U.S. REITs: FTSE NAREIT Equity REIT Index, U.S. Equities: Russell 3000 Index, U.S. Bonds: Fed Funds Rate. Information is the opinion of CBRE Clarion, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

While the positive returns during periods of rising interest rates may buck conventional wisdom for some, the favorable performance is not surprising given that improving economic conditions also tend to lead to improvement of the revenue line for owners and operators of commercial property, and that this over time typically more than offsets any increase in financing costs.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES, LLC

T. Ritson Ferguson, CFA President & CEO Co-Portfolio Manager	Steven D. Burton, CFA Co-Portfolio Manager

IMPORTANT DISCLOSURES AND RISK INFORMATION

The views expressed represent the opinion of CBRE Clarion Securities, which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimate, projections, and other forward-looking statements are based on available information CBRE Clarion’s view at the time of such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non-US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property. Investors cannot invest directly in an index.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments

December 31, 2016

Shares		Market Value ($)
	Real Estate Securities* – 107.7%
	Common Stock – 87.7%
	Australia – 6.8%
18,647,765	Mirvac Group	$28,761,058
11,929,728	Scentre Group	40,081,778
		68,842,836
	Canada – 2.2%
648,700	H&R Real Estate Investment Trust	10,820,938
466,300	Smart Real Estate Investment Trust	11,227,640
		22,048,578
	France – 5.3%
67,789	Altarea	13,241,883
42,076	Gecina SA	5,833,706
886,784	Klepierre	34,930,100
		54,005,689
	Germany – 1.1%
147,633	LEG Immobilien AG (a)	11,491,834
	Hong Kong – 2.1%
3,192,000	Link REIT	20,749,863
	Japan – 8.3%
5,600	Japan Retail Fund Investment Corp.	11,359,884
802,000	Mitsubishi Estate Co. Ltd.	16,004,244
1,304,000	Mitsui Fudosan Co., Ltd.	30,242,380
2,320	Nippon Prologis REIT, Inc.	4,751,987
799,000	Sumitomo Realty & Development Co., Ltd.	21,277,438
		83,635,933
	Mexico – 0.9%
6,043,300	Prologis Property Mexico SA de CV	8,709,345
	Netherlands – 3.8%
734,873	Eurocommercial Properties NV	28,357,299
246,074	Vastned Retail NV	9,566,886
		37,924,185
	Singapore – 1.0%
10,134,800	CapitaLand Commercial Trust	10,382,435
	United Kingdom – 3.7%
1,569,481	Hammerson PLC	11,112,351
4,689,064	Segro PLC	26,542,495
		37,654,846

Shares		Market Value ($)
	United States – 52.5%
86,700	Boston Properties, Inc.	$10,905,126
448,207	Brixmor Property Group, Inc.	10,945,215
129,800	Crown Castle International Corp.	11,262,746
143,300	Digital Realty Trust, Inc.	14,080,658
610,400	Equity Residential	39,285,344
1,662,469	General Growth Properties, Inc.	41,528,476
741,500	Healthcare Realty Trust, Inc.	22,482,280
972,275	Healthcare Trust of America, Inc., Class A	28,302,925
342,306	Highwoods Properties, Inc.	17,461,029
738,600	Host Hotels & Resorts, Inc.	13,915,224
315,600	Kilroy Realty Corp.	23,108,232
1,155,600	Kimco Realty Corp.	29,074,896
702,400	Liberty Property Trust	27,744,800
300,100	Macerich Co. (The)	21,259,084
464,900	Prologis, Inc.	24,542,071
156,100	Public Storage	34,888,350
109,600	QTS Realty Trust, Inc., Class A	5,441,640
120,315	Simon Property Group, Inc.	21,376,366
103,413	SL Green Realty Corp.	11,122,068
1,521,487	Spirit Realty Capital, Inc.	16,523,349
295,200	Sun Communities, Inc.	22,615,272
658,200	UDR, Inc.	24,011,136
2,627,800	VEREIT, Inc.	22,231,188
163,600	Vornado Realty Trust	17,074,932
521,500	Weingarten Realty Investors	18,664,485
		529,846,892
	Total Common Stock (cost $904,890,672)	885,292,436

See notes to financial statements.

ANNUAL REPORT 2016	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 20.0%
	United States – 20.0%
525,265	American Homes 4 Rent, Series D	$13,131,625
100,000	CBL & Associates Properties, Inc., Series D	2,445,000
369,474	DDR Corp., Series J	9,052,113
500,000	DuPont Fabros Technology, Inc., Series C	12,680,000
1,050,000	EPR Properties, Series F	26,202,750
741,000	General Growth Properties, Inc., Series A	18,384,210
150,000	iStar, Inc., Series F	3,658,500
765,000	iStar, Inc., Series I	18,360,000
400,000	LaSalle Hotel Properties, Series I	9,640,000
500,000	LaSalle Hotel Properties, Series J	11,635,000
500,000	Pebblebrook Hotel Trust, Series D	11,810,000
272,000	Pennsylvania Real Estate Investment Trust, Series B	6,800,000
600,000	Public Storage, Series B	13,578,000
150,000	STAG Industrial, Inc., Series C	3,849,000
225,000	Summit Hotel Properties, Inc., Series D	5,298,750
600,000	Sunstone Hotel Investors, Inc., Series E	15,210,000
379,377	Sunstone Hotel Investors, Inc., Series F	9,431,312
120,000	Taubman Centers, Inc., Series K	2,970,000
280,000	Urstadt Biddle Properties, Inc., Series F	7,140,000
	Total Preferred Stock (cost $191,776,410)	201,276,260
	Total Investments – 107.7% (cost $1,096,667,082)	1,086,568,696
	Liabilities in Excess of Other Assets – (7.7)%	(77,650,682)

	Net Assets – 100.0%	$1,008,918,014

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments, at value (cost $1,096,667,082)	$1,086,568,696
Cash and cash equivalents (including foreign currency of $433 with a cost of $433)	519
Receivable for investment securities sold	9,237,392
Dividends and interest receivable	6,892,971
Dividend withholding reclaims receivable	999,207
Other assets	114,619
Total Assets	1,103,813,404

Liabilities
Line of credit payable	88,108,200
Payable for investment securities purchased	5,547,213
Management fees payable	789,051
Accrued expenses	450,926
Total Liabilities	94,895,390

Net Assets	$1,008,918,014

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,213,791,388
Distributions in excess of net investment income	(19,905,068)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(174,923,999)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(10,160,897)

Net Assets	$1,008,918,014

Net Asset Value (based on 116,590,494 shares outstanding)	$8.65

See notes to financial statements.

ANNUAL REPORT 2016	9

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividends (net of foreign withholding taxes of $2,543,472)	$42,554,952
Other Income	348,418
Interest	24
Total Investment Income	42,903,394

Expenses:
Management fees	9,707,826
Interest expense on line of credit	938,743
Printing and mailing fees	552,108
Administration fees	238,418
Custodian fees	179,262
Transfer agent fees	176,313
Audit and tax fees	165,531
Trustees’ fees and expenses	156,543
Insurance fees	141,366
NYSE listing fees	119,506
Legal fees	110,366
Miscellaneous expenses	37,308
Total Expenses	12,523,290

Net Investment Income	30,380,104

Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(11,037,871)
Written options	2,360,380
Foreign currency transactions	(5,396,506)
Total Net Realized Loss	(14,073,997)
Net change in unrealized appreciation (depreciation) on:
Investments	8,913,150
Foreign currency denominated assets and liabilities	(209,791)
Total Net Change in Unrealized Appreciation (Depreciation)	8,703,359

Net Realized and Unrealized Loss on Investments, Written Options and Foreign Currency Transactions	(5,370,638)

Net Increase in Net Assets Resulting from Operations	$25,009,466

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Change in Net Assets Resulting from Operations

Net investment income	$30,380,104	$31,517,662

Net realized gain (loss) on investments, written options, and foreign currency transactions	(14,073,997)	200,398,040

Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	8,703,359	(296,308,275)

Net increase (decrease) in net assets resulting from operations	25,009,466	(64,392,573)

Dividends and Distributions on Common Shares

Distribution of net investment income	(40,029,285)	(66,456,582)

Distribution of return of capital	(29,925,011)	—

Total dividends and distributions on Common Shares	(69,954,296)	(66,456,582)

Net Decrease in Net Assets	(44,944,830)	(130,849,155)

Net Assets

Beginning of year	1,053,862,844	1,184,711,999

End of year (net of distributions in excess of net investment income of $(19,905,068) and $(17,218,335), respectively)	$1,008,918,014	$1,053,862,844

See notes to financial statements.

ANNUAL REPORT 2016	11

Statement of Cash Flows

For the Year Ended December 31, 2016

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$25,009,466

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(8,913,150)

Net realized loss on investments	11,037,871

Net realized gain on written options	(2,360,380)

Cost of securities purchased	(773,466,946)

Proceeds from sale of securities	920,319,473

Decrease in receivable for investment securities sold	1,008,379

Decrease in dividends and interest receivable	895,207

Increase in dividend withholding reclaims receivable	(222,844)

Decrease in unrealized appreciation on forward foreign currency contracts	312,224

Decrease in unrealized appreciation on spot contracts	7,852

Increase in other assets	(19,390)

Decrease in payable for investment securities purchased	(20,650,334)

Premiums received on written options	3,730,286

Payments to close written options	(316,144)

Decrease in unrealized depreciation on forward foreign currency contracts	(41,471)

Decrease in unrealized depreciation on spot contracts	(19,244)

Decrease in management fees payable	(74,788)

Decrease in accrued expenses	(108,256)

Net Cash Provided by Operating Activities	156,127,811

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(69,954,296)

Proceeds from borrowing on line of credit	523,234,000

Payments on line of credit borrowings	(609,540,770)

Net Cash Used in Financing Activities	(156,261,066)

Net decrease in cash	(133,255)

Cash and Cash Equivalents at Beginning of Year	133,774

Cash and Cash Equivalents at End of Year	$519

Supplemental disclosure

Interest paid on line of credit borrowings	$953,648

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Net asset value, beginning of year	$9.04	$10.16	$9.04	$9.48		$8.14
Income from investment operations
Net investment income (1)	0.26	0.27	0.30	0.33		0.33
Net realized and unrealized gain (loss) on investments, written options, and foreign currency transactions	(0.05)	(0.82)	1.36	(0.23)		1.59
Total from investment operations	0.21	(0.55)	1.66	0.10		1.92
Dividends and distributions on Common Shares
Net investment income	(0.34)	(0.57)	(0.40)	(0.39)		(0.58)
Return of capital	(0.26)	–	(0.14)	(0.15)		–
Total dividends and distributions to Common Shareholders	(0.60)	(0.57)	(0.54)	(0.54)		(0.58)
Net asset value, end of year	$8.65	$9.04	$10.16	$9.04		$9.48
Market value, end of year	$7.30	$7.64	$8.99	$7.92		$8.86
Total investment return (2)
Net asset value	2.17%	(5.57)%	18.73%	0.91%		24.15%
Market value	3.17%	(8.89)%	20.74%	(4.93)%		38.77%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$1,008,918	$1,053,863	$1,184,712	$1,053,535		$1,104,997
Ratios to average net assets applicable to Common Shares of:
Net expenses, including fee waiver	1.18%	1.19%	1.14%	1.06	%(3)	0.99%
Net expenses, excluding fee waiver	1.18%	1.19%	1.14%	1.07	%(3)	1.05%
Net expenses, including fee waiver and excluding interest on line of credit	1.09%	1.10%	1.08%	1.04	%(3)	0.98%
Net expenses, excluding fee waiver and interest on line of credit	1.09%	1.10%	1.08%	1.04	%(3)	1.04%
Net investment income	2.86%	2.79%	3.05%	3.43%		3.68%
Portfolio turnover rate	67.36%	76.54%	21.27%	11.38%		14.42%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

ANNUAL REPORT 2016	13

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including dividends accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the unrealized appreciation/depreciation as of valuation date, calculated using an interpolated foreign exchange rate. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

U.S. GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions,

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2016 in valuing the Trust’s investments carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks
Australia	$68,842,836	$—	$—	$68,842,836
Canada	22,048,578	—	—	22,048,578
France	54,005,689	—	—	54,005,689
Germany	11,491,834	—	—	11,491,834
Hong Kong	20,749,863	—	—	20,749,863
Japan	83,635,933	—	—	83,635,933
Mexico	8,709,345	—	—	8,709,345
Netherlands	37,924,185	—	—	37,924,185
Singapore	10,382,435	—	—	10,382,435
United Kingdom	37,654,846	—	—	37,654,846
United States	529,846,892	—	—	529,846,892

Total Common Stocks	885,292,436	—	—	885,292,436
Preferred Stocks
United States	171,415,010	29,861,250	—	201,276,260

Total Investments in Real Estate Securities	$1,056,707,446	$29,861,250	$—	$1,086,568,696

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the year. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the year. $30,040,500 was transferred out of Level 1 into Level 2 during the year ended December 31, 2016 due to the unavailability of significant observable pricing inputs. $14,304,840 was transferred out of Level 2 into Level 1 during the year ended December 31, 2016 due to the availability of significant observable pricing inputs. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

ANNUAL REPORT 2016	15

Notes to Financial Statements continued

For the year ended December 31, 2016, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal year, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts – The Trust enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2016, the Trust did not hold any forward foreign currency contracts.

Options – The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	64,819	3,730,286
Options expired	(24,236)	(1,200,401)
Options exercised	(16,303)	(1,053,765)
Options closed	(24,280)	(1,476,120)
Options outstanding, end of year	—	$—

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S.GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting year. Actual results could differ from those estimates.

ANNUAL REPORT 2016	17

Notes to Financial Statements continued

3.	Derivative Instruments

The effect of derivative instruments on the Trust’s Statement of Operations for the year ended December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss)		Change in unrealized appreciation (depreciation)

Foreign Currency Risk

Forward foreign currency contracts	$(4,904,079	)(1)	$(270,753	)(1)

Equity Risk

Written options	$2,360,380		$—

(1)	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

For the year ended December 31, 2016, the average month-end fair value of derivatives represented approximately 0.09% of average month-end net assets. The average month-end number of open derivative contracts for the year was 5.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2016, the Trust incurred management fees of $9,707,826, of which $789,051 is payable as of year end. There were no fees waived during the year ended December 31, 2016.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

6.	Portfolio Securities

For the year ended December 31, 2016, there were purchases and sales transactions (excluding short-term securities) of $775,854,690 and $903,538,080, respectively. These purchase and sale transaction amounts differ from the amounts disclosed on the Statement of Cash Flows primarily due to the re-characterization of dividends from ordinary income to return of capital and capital gain.

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2016, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2013, through December 31, 2016, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2016, the adjustments were to increase accumulated net realized loss on investments by $6,962,448, and decrease distributions in excess of net investment income by $6,962,448 due to the difference in the treatment for book and tax purposes of passive foreign investment company (“PFIC”) investments and the recognition of foreign currency gain (loss) as ordinary income (loss). Results of operations and net assets were not affected by these reclassifications.

At December 31, 2016, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $119,632,422 and $26,711,743 in 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover year for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust had short-term capital losses of $9,051,362, with no expiration and long-term capital losses of $15,807,186, with no expiration.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred and will defer qualified late ordinary year losses of $3,933,609 during 2016. The Trust incurred and will defer Post-October capital losses of $1,406,255 during 2016.

For the year ended December 31, 2016, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $40,029,285 of ordinary income and $29,925,011 of return of capital, respectively. For the year ended December 31, 2015, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $66,456,582 of ordinary income.

Information on the tax components of net assets as of December 31, 2016 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Foreign Currency	Qualified Late Year Ordinary Losses	Qualified Post-October Capital Loss Deferral	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,114,953,572	$44,599,107	$(72,983,983)	$(28,384,876)	$(62,511)	$(3,933,609)	$(1,406,255)	$(171,202,713)

ANNUAL REPORT 2016	19

Notes to Financial Statements concluded

8.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2016, there were borrowings in the amount of $88,108,200 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2016 was $82,421,044 with an average interest rate of 1.14%. The maximum amount outstanding for the year ended December 31, 2016, was $188,816,970. The Trust had borrowings under the line of credit for 358 days during 2016.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the year ended December 31, 2016 and the year ended 2015, respectively. At December 31, 2016, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned none of the common shares outstanding as of December 31, 2016.

At December 31, 2016, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Regulatory Matters

In October 2016, the Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations. Management is currently evaluating the impacts to the financial statement disclosures, if any.

12.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since December 31, 2016, the Trust paid a dividend on January 31, 2017 of $0.05 per share for the month of January 2017. No other notable events have occurred between year-end and the issuance of these financial statements.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Report of Independent

Registered Public Accounting Firm

The Shareholders and Board of Trustees of

CBRE Clarion Global Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the CBRE Clarion Global Real Estate Income Fund (the “Trust”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through December 31, 2013 were audited by other auditors, whose report thereon dated February 25, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

February 27, 2017

ANNUAL REPORT 2016	21

Supplemental Information (unaudited)

Change to Investment Guideline

CBRE Clarion is changing a guideline it employs to define the term “global” in its name. Since 2007, CBRE Clarion has sought to fulfill the “global” mandate suggested in the Fund’s name by investing at least 40% of the Fund’s assets in countries other than the United States. Over the past few years, however, U.S. securities have comprised an increasing share of the global universe of real estate securities, and CBRE Clarion now believes that the Fund would benefit from increased flexibility to invest in a greater proportion of its assets in U.S. securities. As such, effective March 1, 2016, CBRE Clarion will seek to reflect the Fund’s “global” mandate by investing at least 30% of the Fund’s assets in securities of issuers economically tied to countries other than the U.S. and, further, by investing in securities of companies economically tied to at least 7 countries including the U.S.

Federal Income Tax Information

Qualified dividend income of as much as $18,313,916 was received by the Trust through December 31, 2016. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 1.63% of ordinary income distributions for the year ended December 31, 2016 qualified for the corporate dividends-received deduction.

In February 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.

Corporate Governance

The Fund submitted its Annual CEO certification for 2016 to the New York Stock Exchange (“NYSE”) on November 3, 2016 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 12, 2016.

With regard to the election of the following Trustees of the Fund:

	Number of Shares In Favor	Number of Shares Withheld

Richard L. Sutton	101,903,370.590	1,463,867.832

John R. Bartholdson	102,001,631.109	1,365,607.313

The other Trustees of the Fund whose terms did not expire in 2016 are T. Ritson Ferguson, Frederick S. Hammer, and Asuka Nakahara.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 57	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors (since March 2016); Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC.	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 60	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 80	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Corporation (since 2011); IA Capital Group (2007 - 2011); and Homeowners Insurance Corp. (since 2006)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 81	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (2006 - 2015).
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 72	3 years/ 12 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013-2016). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2017 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2018 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2019 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

ANNUAL REPORT 2016	23

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 39 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 48 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007).

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 7, 2016, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust through December 31, 2017. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with the expectations of its shareholders. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Advisor, including the performance achieved by the Advisor for the Trust in varying market environments. The Board also considered the consistency of the Advisor’s investment decision-making process, the experience of the Advisor’s personnel, the stability of the Advisor and its parent company, and the continuing commitment of the Advisor’s senior management to the operation and management of the Trust. The Board also considered the administrative resources devoted by the Advisor to oversight of the Trust’s operations, without separate charge to the Trust. The Board also considered the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions. In reviewing the Trust’s performance, the Board considered information relating to the reported performance and expenses of comparable closed-end real estate funds (“peer group funds”) and the Advisor’s view as to the reasons for performance differences, including the Trust’s global investment mandate and its minimal use of leverage as compared to certain of the peer group funds. The Board also considered information relating to the reported performance and expenses of open-end real estate funds, as a point of reference. The Board concluded that the quality of the services provided to the Trust by the Advisor, including the performance achieved for the Trust, was satisfactory and supported the continued retention of the Advisor by the Trust.

The Board also considered the level of compensation to which the Advisor is entitled under the Advisory Agreement and concluded that fees paid to the Advisor by the Trust are not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. In reaching this conclusion, the Board considered the Trust’s advisory fee structure and the methodology with which the Advisor’s fee is calculated. The Board also considered information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust, including the factors considered by the Advisor in determining such profits, and the Advisor’s profitability in connection with its management of other advisory accounts and its services as sub-advisor to certain funds and separate accounts. The Board also considered the fact that the Trust’s advisory fee had remained comparable to that of peer group funds (some of which funds are charged separately for administrative services provided by their investment managers), while its expense ratio remained considerably lower than the average expense ratio of peer group funds.

ANNUAL REPORT 2016	25

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

26	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2.	Code of Ethics.

(a)	The Trust, as of the end of the period covered by this report, has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, and that relates to any element of the code of ethics description.

(d)	The Trust has not granted any waivers, including an implicit waiver, from a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,000 for 2016 and $46,000 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,500 for 2016 and $23,000 for 2015. Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,000 for 2016 and $0 for 2015. These services consisted of certain filings to reclaim taxes paid to European countries by the Trust.

(e)(1)	(i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(e)(2)	100% percent of services described in each of paragraphs (b) through (d) of this Item were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust was $410,900 for 2016 and $296,625 for 2015.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Trust has a separately designated audit committee consisting of all the independent trustees of the Trust. The members of the audit committee are: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s and the Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 27, 2017:

T. Ritson Ferguson

Principal, Chief Executive Officer and Global Chief Investment Officer, CBRE Clarion Securities LLC since

1992

Steven D. Burton

Principal, and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1995

Joseph P. Smith

Principal, President and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1997

(a)(2)	Other Accounts Managed (as of December 31, 2016).

The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	13	$9,276,943,534	0	$—
	Other Pooled Investment Vehicles	26	$3,271,516,368	0	$—
	Separate Accounts	58	$4,911,621,670	7	$1,835,410,447
Steven D. Burton	Registered Investment Companies	10	$7,450,071,001	0	$—
	Other Pooled Investment Vehicles	19	$2,884,992,038	0	$—
	Separate Accounts	43	$3,561,106,300	6	$1,489,219,242
Joseph P. Smith	Registered Investment Companies	12	$9,253,953,892	0	$—
	Other Pooled Investment Vehicles	21	$2,988,730,701	0	$—
	Separate Accounts	57	$4,555,250,972	7	$1,835,410,447

Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:

Base Salary—Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation—CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation—Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:

Base Salary—Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion). Base salary is intended to provide a minimum level of fixed compensation necessary to attract and retain senior executives. It is set at a level that recognizes the skills, experience, leadership and individual contribution of each executive, as well as the scope and complexity of the executive’s role, including due consideration given to appropriate comparator group benchmarking. Base salaries are generally reviewed by the Committee annually during the first quarter, but may also be reviewed at other times in an executives officer’s responsibilities have materially changed or other special circumstances so warrant.

Annual Performance Award (Bonus)—The CBRE Compensation Committee grants annual performance awards to executives under the Executive Incentive Plan (EIP), which has been approved by CBRE Group stockholders. The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period. Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts. Accordingly, the Committee has approved a target award for Mr. Ferguson tied to achievement of financial and strategic performance metrics. The financial performance measure used to determine a significant portion of each executive’s earned award is adjusted EBITDA measured at the global level and, for each business unit, measured at the business unit level. For Mr. Ferguson, the relevant business units are CBRE Global Investors and Trammell Crow Company. Strategic performance measures are more qualitative in nature and subjective in measurement, enabling the Committee to influence management performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Actual cash incentive awards earned can range from zero to 200% of the target. The EBP provides CBRE Group CEO with the opportunity to recommend to the Committee a supplemental and discretionary bonus award to other executives in cases of exceptional and exceedingly deserving circumstances. The amount of such an award is determined in the CEO’s sole discretion, but subject to ratification by the Committee.

Long-Term Incentives—CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grans encourage executives to not only to contribute to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value—because the executives share that value through their equity. Equity grans are subject to multi-year vesting schedules, which helps the company retain key talent. In 2016, Mr. Ferguson received an initial grant of restricted stock units of CBRE Group, Inc. One-quarter of the award was immediately vested, with the remainder subject to annual vesting on December 31, 2016, 2017 and 2018. The Committee has also established an annual equity award target for Mr. Ferguson, subject to a mix of time- and performance-based vesting conditions. To the extent that performance objectives are met, a portion of the target annual long-term incentive award value will be awarded as a mix of “time vesting” and “performance vesting” awards.

CBRE Clarion Profit Participation—Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

(a)(4)	Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2016.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$100,001-$500,000
Steven D. Burton	$100,001-$500,000
Joseph P. Smith	$10,001-$50,000

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Financial Officer Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

The Trust has received exceptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date 2/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date 2/27/2017

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date 2/27/2017

*	Print the name and title of each signing officer under his or her signature.